UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec.240.14a-12

Southside Bancshares, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting to Be Held on May 13, 2020.

SOUTHSIDE BANCSHARES, INC.	Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	March 17, 2020
	Date:	May 13, 2020	Time:	11:30 AM, Central Time
SOUTHSIDE BANCSHARES, INC. ATTN: LINDSEY BAILES 1201 S. BECKHAM AVE. TYLER, TX 75701-3320	Location:	Meeting live via the Internet- please visit: www.virtualshareholdermeeting.com/SBSI2020.

Due to the emerging public health concerns related to the novel coronavirus (COVID-19) pandemic, the company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/SBSI2020 and be sure to have the information that is printed in the box marked by the arrow:

XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.
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___	Before You Vote	___
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow:
XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
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1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY EMAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow:
XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 29, 2020 to facilitate timely delivery.

___	How To Vote	___
Please Choose One of the Following Voting Methods
Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow: XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
During The Meeting:

Go to www.virtualshareholdermeeting.com/SBSI2020. Have the information that is printed in the box marked by the arrow:
XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail:
You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors
Nominees with Terms Expiring 2023:
	01)	Lawrence Anderson, M.D.	05)	William Sheehy
	02)	Melvin B. Lovelady, CPA	06)	Preston L. Smith
	03)	John F. Sammons, Jr.
	04)	H. J. Shands, III
Nominee with Term Expiring 2022:
	07)	Shannon Dacus

The Board of Directors recommends you vote FOR the following proposals:

2.	Approve a non-binding advisory vote on the compensation of the Company's named executive officers.

3.	Ratify the appointment by our Audit Committee of Ernst & Young LLP to serve as the independent registered public accounting firm for the Company for the year ended December 31, 2020.

NOTE:	Such other business as may properly come before the meeting or any adjournment thereof.

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